                              IDENTIX INCORPORATED

                                   EXHIBIT 7.1

                              IDENTIX INCORPORATED

INDEX TO EXHIBIT 7.1
FINANCIAL STATEMENTS



Bio Recognition Systems Pty Limited Audited Financial
  Statements For The Year Ended June 30, 1995 .............................        8

Bio Recognition Systems Pty Limited Audited Financial
  Statements For The Year Ended June 30, 1994 .............................       20

Bio Recognition Systems Pty Limited Audited Financial
  Statements For The Year Ended June 30, 1993 .............................       32

Fingerscan Pty Limited Unaudited Financial Statements
  For The Six Month Period Ended December 31, 1995 ........................       44

Bio Recognition Systems Pty Limited Unaudited Financial
  Statements For The Six Month Period Ended December 31, 1994 .............       51

Report of Independent Accountants for the Fiscal Years Ended June 30, 1995,
  1994 and 1993 ...........................................................       55

                 IDENTIX INCORPORATED AND FINGERSCAN PTY LIMITED

                             CHANGE IN LEGAL ENTITY

On August 14, 1995, Bio Recognition Systems Pty Limited ("BRS") sold its rights to its technology to Fingerscan Pty Limited in which a company owned by two directors of BRS have a 51% shareholding. From that date, all trading associated with BRS's technology was under taken by Fingerscan Pty Limited.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                              FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 1995

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                             PROFIT AND LOSS ACCOUNT
                         FOR THE YEAR ENDED JUNE 30, 1995


                                                                NOTE              1995            1994
                                                                                  USD              USD

OPERATING REVENUE                                                    2      3,170,413      1,084,810
                                                                            =========      =========

Operating profit                                                     3        840,906        197,968

Income tax attributable to operating profit                          4        276,622         48,445
                                                                            ---------      ---------

OPERATING PROFIT AFTER INCOME TAX                                             564,284        149,523
                                                                            ---------      ---------

PROFIT ON ABNORMAL ITEMS AFTER INCOME TAX                            3        561,643              -
                                                                            ---------      ---------

OPERATING PROFIT AND ABNORMAL ITEMS AFTER TAX                               1,125,926        149,523

Retained profits at the beginning of the financial year                       168,767         19,244
                                                                            ---------      ---------

Total available for appropriation                                           1,294,693        168,767
                                                                            ---------      ---------

Retained profits at the end of the financial year                           1,294,693        168,767
                                                                            =========      =========


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                                  BALANCE SHEET
                               AS OF JUNE 30, 1995


                                                 NOTE        1995          1994
                                                              USD           USD
CURRENT ASSETS
Cash                                                         781,794      195,876
Receivables                                        5       1,031,777      211,391
Inventories                                        6          44,671       24,345
                                                           ---------      -------

TOTAL CURRENT ASSETS                                       1,858,242      431,612
                                                           ---------      -------

NON CURRENT ASSETS
Property, plant and equipment                      7          34,253       26,315
Other                                              8               -          185
                                                           ---------      -------

TOTAL NON-CURRENT ASSETS                                      34,253       26,500
                                                           ---------      -------

TOTAL ASSETS                                               1,892,495      458,112
                                                           ---------      -------

CURRENT LIABILITIES
Creditors and borrowings                           9         158,917      225,515
Provisions                                        10         470,643       52,975
                                                           ---------      -------

TOTAL CURRENT LIABILITIES                                    629,560      278,490
                                                           ---------      -------

NON-CURRENT LIABILITIES
Creditors and borrowings                           9               -        2,292
Other                                             11           2,085        3,253
                                                           ---------      -------

TOTAL NON-CURRENT LIABILITIES                                  2,085        5,545
                                                           ---------      -------

TOTAL LIABILITIES                                            631,645      284,035
                                                           ---------      -------

NET ASSETS                                                 1,260,850      174,077
                                                           =========      =======

SHAREHOLDERS EQUITY
Share capital                                     12             127          127
Retained profits                                           1,294,693      168,767
Foreign currency translation reserve                         (33,970)       5,183
                                                           ---------      -------

TOTAL SHAREHOLDERS' EQUITY                                 1,260,850      174,077
                                                           =========      =======


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED JUNE 30, 1995


                                                               NOTE             1995           1994
                                                                                 USD            USD
CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from trade and other debtors                                      3,184,260        880,433
Payment to trade creditors, other suppliers
and creditors and employees                                               (2,430,226)      (695,458)
Interest received                                                             32,875          3,392
Interest paid                                                                   (332)          (941)
Income tax paid                                                             (127,063)        (5,628)
                                                                          ----------       --------

NET CASH FLOWS FROM OPERATING ACTIVITIES                         15          659,514        181,798
                                                                          ----------       --------

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for property, plant and equipment                                   (33,459)        (8,479)
Proceeds from sale of property, plant and equipment                            5,269         22,825
Advances to associates                                                       (11,395)             -
                                                                          ----------       --------

NET CASH FLOWS FROM INVESTING ACTIVITIES                                     (39,585)        14,346
                                                                          ----------       --------

CASH FLOWS FROM FINANCING ACTIVITIES

Repayments of borrowings                                                      (9,808)       (17,688)
                                                                          ----------       --------

Net cash flows from financing activities                                      (9,808)       (17,688)
                                                                          ==========       ========

Net increase in cash held                                                    610,121        178,456

Cash at the beginning of the financial year                                  195,876         26,135
Effect of exchange rate changes on cash                                      (24,203)        (8,715)
                                                                          ----------       --------

CASH AT THE END OF THE FINANCIAL YEAR                            15          781,794        195,876
                                                                          ==========       ========


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995


BIO RECOGNITION SYSTEMS PTY LIMITED
NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The principal accounting policies adopted in preparing the financial statements of the Company, Bio Recognition Systems Pty Limited, are stated to assist in a general understanding of these financial statements. These policies have been consistently applied except as otherwise indicated.

      A) BASIS OF ACCOUNTING

      These accounts are a special purpose financial report which has been prepared for the sole purpose of complying with filing requirements with the US Securities and exchange commission and must not be used for any other purpose.

      The accounts have been prepared on the basis of historical costs and except where stated do not take into account current valuations of non-current assets.

      The accounts have been prepared in accordance with applicable accounting standards.

      B) FOREIGN CURRENCY

      Transactions denominated in a foreign currency are converted at the average exchange rate during the year. Foreign currency receivables and payables at balance date are translated at exchange rates at balance date. Exchange gains and losses are brought to account in determining the profit or loss for the year.

      C) DEPRECIATION AND AMORTISATION OF PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment are depreciated over their estimated useful lives using the straight line method.

      D) LEASED ASSETS

      Assets acquired under finance leases are included as property, plant and equipment in the balance sheet. Finance leases effectively transfer from the lessor to the lessee substantially all the risks and benefits incidental to ownership of the leased property. Where assets are acquired by means of finance leases, the present value of the minimum lease payments is recognised as an asset at the beginning of the lease term and amortised on a straight line basis over the expected useful life of the leased asset. A corresponding liability is also established and each lease payment is allocated between the liability and finance charge.

      Other leases under which all the risks and benefits of ownership are effectively retained by the lessor are classified as operating leases. Operating lease payments are charged to expense over the period of expected benefit.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995


      E) EXPENDITURE CARRIED FORWARD

      Research and development costs are charged to expense except where deferred to the extent that such costs are expected by the directors to be recoverable beyond any reasonable doubt. Deferred costs are amortised on a straight line basis from the commencement of the commercial production of the product to which they relate over the period of their expected benefit but not exceeding five years.

      F) RECEIVABLES

      Trade accounts receivable are carried at amounts due. A provision is raised for any doubtful debts based on a review of all outstanding amounts at balance date. Bad debts are written off during the period in which they are identified.

      G) EMPLOYEE ENTITLEMENTS

      Liabilities for employees' entitlements to wages and salaries, annual leave, sick leave and other current employee entitlements are accrued at nominal amounts calculated on the basis of current wage and salary rates.

      H) SERVICE WARRANTIES

      No provision is made for service warranty liabilities as any warranty costs are reclaimable from suppliers.

      I) INCOME TAX

      Income tax has been brought to account using the liability method of tax effect accounting.

      J) OPERATING REVENUE

      Sales revenue represents revenue earned from the sale of the company's products and services, net of returns, trade allowances and duties and taxes paid.

      Grant revenue is accounted for on a cash received basis and represents revenue received from Government subsidies relating to research and development.

      K) CASH FLOWS

      For the purpose of the statements of cash flows, cash includes cash on hand and deposits held at call with banks and deposits held at call with non-bank entities.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995


                                                                                  1995           1994
                                                                                   USD            USD
2.    OPERATING REVENUE

      Sales revenue                                                          2,967,453        959,017

      Other revenue
        Interest revenue                                                        32,875          3,392
        Grants received                                                        163,503        121,543
        Sundry                                                                   6,582            858
                                                                             ---------      ---------

                                                                             3,170,413      1,084,810
                                                                             =========      =========

3.    OPERATING PROFIT

      (i) Operating profit before income tax has been determined after:

      CREDITING
      Net gain on foreign currency transactions                                  1,860              -

      CHARGING AS AN EXPENSE
      Depreciation                                                              12,746          8,966
      Amortisation on finance leases                                               720          1,581
      Net loss on foreign currency transaction                                       -          1,230
      Development costs                                                          8,576        114,353
      Interest and charges attributable to other persons                         4,053          1,741
      Superannuation contributions                                              14,996          4,989
      Accounting services                                                       10,582          4,895
      Loss on sale of non-current assets                                         7,945              -
      Loss on transfer of non-current assets                                         -          4,849
      Finance charges relating to finance leases                                   332            770
                                                                             =========      =========


      (ii) Abnormal item included in operating profit before income tax

      Sale of intellectual property                                            838,273              -
      Income tax attributable thereto                                          276,630              -
                                                                             ---------      ---------

                                                                               561,643              -
                                                                             =========      =========

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995


                                                                                         1995         1994
                                                                                          USD          USD
4.    INCOME TAX

      The amount of income tax attributable to the financial year differs from the amount prima facie payable on the operating profit on the abnormal item, the differences are reconciled as follows:

      PRIMA FACIE INCOME TAX ON THE OPERATING AND ABNORMAL
      PROFIT AT 33% (1994 AT 33%)                                                     277,499       65,329

      Tax effect of permanent differences which
      INCREASE TAX PAYABLE
        Sundry items                                                                      584          960
      REDUCE TAX PAYABLE
        Research and development expense                                                    -       17,720
        Unrealised exchange gain                                                        1,461            -
        Other                                                                               -          124
                                                                                    ---------      -------

      Income tax attributable to operating profit                                     276,622       48,445
                                                                                    =========      =======

5.    RECEIVABLES

      Trade debtors                                                                   137,022      184,061
      Other debtors                                                                   860,323        4,293
      Loans to related parties                                                         34,432       23,037
                                                                                    ---------      -------

                                                                                    1,031,777      211,391
                                                                                    =========      =======


6.    INVENTORIES

      Finished goods at cost                                                           44,671       24,345
                                                                                    =========      =======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995

7.    PROPERTY, PLANT AND EQUIPMENT

                                                                 ACCUMULATED          WRITTEN DOWN
                                           COST                 DEPRECIATION              VALUE
                                     1995        1994        1995        1994       1995         1994
                                      USD         USD         USD         USD        USD          USD

       Office equipment            27,978      13,791       9,110       4,911      18,868       8,880

       Furniture and fittings       3,334       3,116       1,513         916       1,821       2,200

       Plant and equipment
       under finance lease          8,720       4,360       8,720       3,936           -         424

       Development equipment       29,032      24,854      15,468      10,043      13,564      14,811
                                   ------      ------      ------      ------      ------      ------

                                   69,064      46,121      34,811      19,806      34,253      26,315
                                   ======      ======      ======      ======      ======      ======

                                                                                     1995        1994
                                                                                      USD         USD
8.    OTHER ASSET

             Future Income Tax Benefit                                                  -         185
                                                                                  =======     =======


9.           CREDITORS AND BORROWINGS

             CURRENT
             Trade creditors                                                       45,045           -
             Other creditors and accruals                                          97,494     224,139
             Lease liabilities                                                          -       1,376
             Unearned income                                                       16,378           -
                                                                                  -------     -------
                                                                                  158,917     225,515
                                                                                  =======     =======

             NON-CURRENT
             Lease liabilities                                                          -       2,292
                                                                                  =======     =======


10.          PROVISIONS

             Income tax                                                           470,643      52,975
                                                                                  =======     =======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995


                                                                       1995        1994
                                                                        USD         USD
11.   OTHER LIABILITIES

      Deferred tax                                                    2,085       3,253
                                                                     ======      ======


12.   SHAREHOLDERS' EQUITY

      Authorised capital
      100,000 ordinary shares of A$1 each                            74,560      74,560
                                                                     ======      ======

      Issued capital
      170 ordinary shares of A$1 each fully paid                        127         127
                                                                     ======      ======


13.   LEASE COMMITMENTS

      Finance lease commitments contracted for at balance date:

      Payable not later than one year                                     -       1,917
      Payable later than one year, not later than two years               -       2,592
                                                                     ------      ------

      Total minimum lease payments                                        -       4,509
      Deduct future finance changes                                       -         841
                                                                     ------      ------

      Lease liability                                                     -       3,668
                                                                     ======      ======

      Current liability                                                   -       1,376
      Non-current liability                                               -       2,292
                                                                     ------      ------

                                                                          -       3,668
                                                                     ======      ======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995


14.   RELATED PARTY INFORMATION

      DIRECTORS

      The following directors each held office as a director for the year ended 30 June 1995.

      John Parselle
      Helen Parselle
      Michael Milne Home

                                                                                  1995         1994
                                                                                   USD          USD

      DIRECTORS' REMUNERATION

      Income received or due and receivable by directors from the company      159,369      118,102
                                                                               =======      =======

      The number of directors included in these figures are shown below in their relevant income bands:

      Income of                                                                 NUMBER       NUMBER

      $20,000 to $29,999                                                             1            1
      $40,000 to $49,999                                                             -            2
      $60,000 to $69,999                                                             2            -
                                                                                ------       ------

                                                                                     3            3
                                                                                ======       ======

                                                                                  1995         1994
                                                                                   USD          USD
      DIRECTORS' SUPERANNUATION

      Annual contributions to superannuation funds on behalf of directors        6,141        3,555
                                                                                ======       ======

      OTHER TRANSACTIONS WITH DIRECTORS AND DIRECTOR-RELATED ENTITIES

      DURING THE YEAR THE COMPANY:

      Paid motor vehicle lease payments on behalf of a director                  9,398        5,790

      Paid salaries to children of directors                                     6,329        2,754
                                                                                ======       ======

      Loan amount to a company owned by 2 directors at interest free terms
        Amount advanced during the year                                         31,373            -

      Loan amount to John and Helen Parselle at interest free terms
       Amount advanced during the year                                               -       23,037
                                                                                ======       ======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1995

                                                                            1995          1994
                                                                             USD           USD
      Transferred asset to director at a loss to the company, which
      was subsequently reimbursed                                              -          4,849
                                                                         =======       ========


15.   CASH FLOW INFORMATION

      RECONCILIATION OF CASH

      Cash at bank                                                       781,794        195,876
                                                                         =======       ========

      RECONCILIATION OF NET CASH FLOWS FROM OPERATING
      ACTIVITIES TO OPERATING PROFIT AFTER INCOME TAX

      Operating profit after income tax                                  564,284        149,523

      Depreciation and amortisation                                       10,923         10,547
      Loss on sale of property, plant and equipment                        7,945              -
      Loss on transfer of property, plant and equipment                        -          4,849
      Increase in income tax payable                                     150,541         44,321
      Decrease in Deferred Tax Liability                                  (1,168)        (1,727)
      Decrease in Future Income Tax Benefit                                  185            223

      Changes in assets and liabilities
        (Increase)/decrease in trade debtors                              45,528       (199,337)
        Increase in inventories                                          (20,326)       (12,128)
        Increase/(decrease) in creditors and accruals                    (98,398)       185,527
                                                                         -------       --------

      Net inflows from operating activities                              659,514        181,798
                                                                         =======       ========


 16.  EARNINGS PER SHARE

      Basic earnings per share                                             6,623            880

      Weighted average number of ordinary shares
      on issued used in the calculation of basic
      earnings per share                                                     170            170

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                              FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 1994

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                             PROFIT AND LOSS ACCOUNT
                        FOR THE YEAR ENDED JUNE 30, 1994


                                                                     NOTE          1994         1993
                                                                                    USD          USD
OPERATING REVENUE                                                      2      1,084,810      530,931
                                                                              =========      =======

Operating profit                                                       3        197,968       59,129

Income tax attributable to operating profit                            4         48,445       22,306
                                                                              ---------      -------

OPERATING PROFIT AFTER INCOME TAX                                               149,523       36,823
                                                                              ---------      -------

Retained profits/(losses) at the beginning of the financial year                 19,244      (17,579)
                                                                              ---------      -------

Total available for appropriation                                               168,767       19,244
                                                                              ---------      -------

Retained profits/(losses) at the end of the financial year                      168,767       19,244
                                                                              =========      =======


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                                  BALANCE SHEET
                               AS OF JUNE 30, 1994


                                                   NOTE        1994        1993
                                                                USD         USD

CURRENT ASSETS
Cash                                                        195,876      26,135
Receivables                                          5      211,391      12,054
Inventories                                          6       24,345      12,217
                                                            -------      ------

TOTAL CURRENT ASSETS                                        431,612      50,406
                                                            -------      ------

NON CURRENT ASSETS
Property, plant and equipment                        7       26,315      41,175
Other                                                8          185         408
                                                            -------      ------

TOTAL NON-CURRENT ASSETS                                     26,500      41,583
                                                            -------      ------

TOTAL ASSETS                                                458,112      91,989
                                                            -------      ------

CURRENT LIABILITIES
Creditors and borrowings                             9      225,515      48,871
Provisions                                          10       52,975       8,654
                                                            -------      ------

TOTAL CURRENT LIABILITIES                                   278,490      57,525
                                                            -------      ------

NON-CURRENT LIABILITIES
Creditors and borrowings                             9        2,292      10,589
Other                                               11        3,253       4,980
                                                            -------      ------

TOTAL NON-CURRENT LIABILITIES                                 5,545      15,569
                                                            -------      ------

TOTAL LIABILITIES                                           284,035      73,094
                                                            -------      ------

NET ASSETS                                                  174,077      18,895
                                                            =======      ======

SHAREHOLDERS EQUITY
Share capital                                       12          127         127
Retained profits                                            168,767      19,244
Foreign currency translation reserve                          5,183        (476)
                                                            -------      ------

TOTAL SHAREHOLDERS' EQUITY                                  174,077      18,895
                                                            =======      ======


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED JUNE 30, 1994


                                                        NOTE         1994           1993
                                                                      USD            USD

CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from trade and other debtors                             880,433        593,671
Payment to trade creditors, other suppliers                      (695,458)      (574,027)
and creditors and employees
Interest received                                                   3,392            597
Payment for interest and cost of finance                             (941)        (3,743)
Income tax paid                                                    (5,628)             -
                                                                 --------       --------

NET CASH FLOWS FROM OPERATING ACTIVITIES                 15       181,798         16,498
                                                                 --------       --------

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for property, plant and equipment                         (8,479)       (53,135)
Proceeds from sale of plant, property and equipment                22,825              -
                                                                 --------       --------

NET CASH FLOWS FROM INVESTING ACTIVITIES                           14,346        (53,135)
                                                                 --------       --------

CASH FLOWS FROM FINANCING ACTIVITIES

Repayments of borrowings                                          (17,688)       (30,438)
Proceeds from borrowings                                                -         15,101
                                                                 --------       --------

NET CASH FLOWS FROM FINANCING ACTIVITIES                          (17,688)       (15,337)
                                                                 --------       --------

Net increase/(decrease) in cash held                              178,456        (51,974)

Cash at the beginning of the financial year                        26,135         80,207

Effect of exchange rate changes on cash                            (8,715)        (2,098)
                                                                 --------       --------

CASH AT THE END OF THE FINANCIAL YEAR                    15       195,876         26,135
                                                                 ========       ========


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994

BIO RECOGNITION SYSTEMS PTY LIMITED
NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS


    1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The principal accounting policies adopted in preparing the financial statements of the company, Bio Recognition Systems Pty Limited, are stated to assist in a general understanding of these financial statements. These policies have been consistently applied except as otherwise indicated.

         A)     BASIS OF ACCOUNTING

         These accounts are a special purpose financial report which has been prepared for the sole purpose of complying with Form 20F filing requirements with the US Securities and Exchange commission and must not be used for any other purpose. The accounts have been prepared on the basis of historical costs and except where stated do not take into account current valuations of non-current assets.

         The accounts have been prepared in accordance with applicable accounting standards.

         B)     FOREIGN CURRENCY

         Transactions denominated in a foreign currency are converted at the exchange rate at the date of the transaction. Foreign currency receivables and payables at balance date are translated at exchange rates at balance date. Exchange gains and losses are brought to account in determining the profit or loss for the year.

         C)     DEPRECIATION AND AMORTISATION OF PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment are depreciated over their estimated useful lives using the straight line method.

         D)     LEASED ASSETS

         Assets acquired under finance leases are included as property, plant and equipment in the balance sheet. Finance leases effectively transfer from the lessor to the lessee substantially all the risks and benefits incidental to ownership of the leased property. Where assets are acquired by means of finance leases, the present value of the minimum lease payments is recognised as an asset at the beginning of the lease term and amortised on a straight line basis over the expected useful life of the leased asset. A corresponding liability is also established and each lease payment is allocated between the liability and finance charge.

         Other leases under which all the risks and benefits of ownership are effectively retained by the lessor are classified as operating leases. Operating lease payments are charged to expense over the period of expected benefit.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994



         E)     EXPENDITURE CARRIED FORWARD

         Research and development costs are charged to expense as incurred except to the extent that such costs are expected by the directors to be recoverable beyond any reasonable doubt. Deferred costs are amortised on a straight line basis from the commencement of the commercial production of the product to which they relate over the period of their expected benefit but not exceeding five years.

         F)     RECEIVABLES

         Trade accounts receivable are carried at amounts due. A provision is raised for any doubtful debts based on a review of all outstanding amounts at balance date. Bad debts are written off during the period in which they are identified.

         G)     EMPLOYEE ENTITLEMENT

         Liabilities for employees' entitlements to wages and salaries, annual leave, sick leave and other current employee entitlements are accrued at nominal amounts calculated on the basis of current wage and salary rates.

         H)     SERVICE WARRANTIES

         No provision is made for service warranty liabilities as any warranty costs are reclaimable from suppliers.

         I)     INCOME TAX

         Income tax has been brought to account using the liability method of tax effect accounting.

         J)     OPERATING REVENUE

         Sales revenue represents revenue earned from the sale of the company's products and services, net of returns, trade allowances and duties and taxes paid.

         Grant revenue is accounted for on a cash received basis and represents revenue received from Government subsidies relating to research and development.

         K)     CASH FLOWS

         For the purpose of the statements of cash flows, cash includes cash on hand and deposits held at call with banks and deposits held at call with non-bank entities.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994



                                                                              1994         1993
                                                                               USD          USD
2.    OPERATING REVENUE

      Sales revenue                                                        959,017      475,292

      Other revenue
        Interest revenue                                                     3,392          597
        Grants received                                                    121,543       52,120
        Sundry                                                                 858        2,922
                                                                         ---------      -------

                                                                         1,084,810      530,931
                                                                         =========      =======

3.    OPERATING PROFIT

      OPERATING PROFIT BEFORE INCOME TAX HAS BEEN DETERMINED AFTER:

      CREDITING
      Net gain on foreign currency transactions                                  -        2,135

      CHARGING AS AN EXPENSE
      Depreciation                                                           8,966        3,678
      Amortisation on finance leases                                         1,581        5,136
      Net loss on foreign currency transaction                               1,230            -
      Development costs                                                    114,353       12,926
      Interest and charges attributable to other persons                     1,741        2,010
      Superannuation contributions                                           4,989        1,994
      Accounting services                                                    4,895        4,519
      Loss on transfer of non-current assets                                 4,849            -
      Finance charges relating to finance leases                               770        3,417
                                                                         =========      =======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994

                                                                                       1994        1993
                                                                                        USD         USD
4.    INCOME TAX

      The amount of income tax attributable to the financial year differs from the amount prima facie payable on the operating profit and loss on extraordinary items the differences are reconciled as follows:

      PRIMA FACIE INCOME TAX ON THE OPERATING AND ABNORMAL
      PROFIT AT 33% (1993 - 39%)                                                     65,329      23,060

      Tax effect of permanent differences which
      INCREASE TAX PAYABLE
        Sundry                                                                          960         248
      REDUCE TAX PAYABLE
        Research and development expense                                             17,720           -
        Miscellaneous non-allowable                                                     124       1,002
                                                                                    -------      ------

        Income tax attributable to:
        Operating profit                                                             48,445      22,306
                                                                                    =======      ======


5.    RECEIVABLES

      Trade debtors                                                                 184,061      10,221
      Other debtors                                                                   4,293       1,833
      Loans to related parties                                                       23,037           -
                                                                                    -------      ------

                                                                                    211,391      12,054
                                                                                    =======      ======

6.    INVENTORIES

      Finished goods at cost                                                         24,345      12,217
                                                                                    =======      ======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994



7.    PROPERTY, PLANT AND EQUIPMENT

                                                                 ACCUMULATED              WRITTEN DOWN
                                           COST                 DEPRECIATION                  VALUE
                                      1994         1993        1994        1993          1994         1993
                                       USD          USD         USD         USD           USD          USD

      Office equipment              13,791       10,869       4,911       3,014         8,880        7,855

      Furniture and fittings         3,116        1,342         916         206         2,200        1,136

      Plant and equipment
      under finance lease            4,360       27,186       3,936      13,970           424       13,216

      Development equipment         24,854       21,072      10,043       2,104        14,811       18,968
                                    ------       ------      ------      ------        ------       ------

                                    46,121       60,469      19,806      19,294        26,315       41,175
                                    ======       ======      ======      ======        ======       ======

                                                                                         1994         1993
                                                                                          USD          USD
8.    OTHER ASSETS

      Future Income Tax Benefit                                                           185          408
                                                                                      =======       ======

9.    CREDITORS AND BORROWINGS

      CURRENT
      Bank overdraft                                                                        -          887
      Other creditors and accruals                                                    224,139       37,725
      Lease liabilities - current                                                       1,376        4,512
      Other loans - unsecured                                                               -        5,747
                                                                                      -------       ------

                                                                                      225,515       48,871
                                                                                      =======       ======
      NON CURRENT

      Lease liabilities                                                                 2,292       10,589
                                                                                      =======       ======


10.   PROVISIONS

      Income tax                                                                       52,975        8,654
                                                                                      =======       ======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994


                                                                       1994        1993
                                                                        USD         USD
11.   OTHER LIABILITIES

      Deferred Tax                                                    3,253       4,980
                                                                     ======      ======

SHAREHOLDERS' EQUITY

      Authorised capital
      100,000 ordinary shares of A$1 each                            74,560      74,560
                                                                     ======      ======

      Issued capital
      170 ordinary shares of A$1 each fully paid                        127         127
                                                                     ======      ======


13.   LEASE COMMITMENTS

      Finance lease commitments contracted for at balance date:

      Payable not later than one year                                 1,917       6,972
      Payable later than one year, not later than two years           2,592      11,834
                                                                     ------      ------

      Total minimum lease payments                                    4,509      17,918
      Deduct: future finance changes                                    841       2,817
                                                                     ------      ------

      Lease liability                                                 3,668      15,101
                                                                     ======      ======

      Current liability                                               1,376       4,512
      Non-current liability                                           2,292      10,589
                                                                     ------      ------

                                                                      3,668      15,101
                                                                     ======      ======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994


14.   RELATED PARTY INFORMATION

      DIRECTORS

      The directors named below each held office as a director for the year ended 30 June 1994.

      John Parselle
      Helen Parselle
      Michael Milne Home

                                                                                               1994         1993
                                                                                                USD          USD
      DIRECTORS' REMUNERATION

      Income received or due and receivable by directors from the
       company                                                                              118,102       32,803
                                                                                            =======      =======


      The number of directors included in these figures are shown below in their relevant income bands:

      Income of                                                                            NUMBER        NUMBER
      $10,000 to $19,999                                                                          -            2
      $20,000 to $29,999                                                                          1            -
      $40,000 to $49,999                                                                          2            -
                                                                                            -------      -------

                                                                                                  3            2
                                                                                            =======      =======

                                                                                               1994         1993
                                                                                                USD          USD
      DIRECTORS' SUPERANNUATION

      Annual contributions to superannuation funds on behalf of directors                     3,555        1,128
                                                                                             ======        =====

      OTHER TRANSACTIONS WITH DIRECTORS AND DIRECTOR RELATED ENTITIES

      DURING THE YEAR THE COMPANY:

      Paid motor vehicle lease payments on behalf of a director                               5,790        5,616

      Paid salaries to children of directors                                                  2,754            -

      Loan amount to John and Helen Parselle at interest free terms
        Amount advanced during the year                                                      23,037        5,750
                                                                                             ======        =====
      Transferred asset director at a loss to the company, which was
      subsequently reimbursed                                                                 4,849            -
                                                                                             ======        =====

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1994


                                                                 1994           1993
                                                                  USD            USD
15.   CASH FLOW INFORMATION

      RECONCILIATION OF CASH

      Cash at bank                                            195,876         26,135
                                                             ========       ========


      RECONCILIATION OF NET CASH FLOWS FROM OPERATING
      ACTIVITIES TO OPERATING PROFIT AFTER INCOME TAX

      Operating profit after income tax                       149,523         36,823

      Depreciation and amortisation                            10,547         17,650
      Loss on transfer of property, plant and equipment         4,849              -
      Increase in income tax payable                           44,321          8,654
      Decrease in Deferred Tax Liability                       (1,727)         4,980
      Decrease in Future Income Tax Benefit                       223          8,571

      Changes in assets and liabilities
        (Increase)/decrease in trade debtors                 (199,337)        63,337
        Increase in Inventories                               (12,128)         1,338
        Increase/(decrease) in creditors and accruals         185,527       (124,855)
                                                             --------       --------

      Net inflows from operating activities                   181,798         16,498
                                                             ========       ========

                                                                 1994           1993
                                                                  USD            USD
16.   EARNINGS PER SHARE

Basic earnings per share                                          880            217
                                                                  ---            ---


Weighted average number of ordinary shares
on issue used in the calculation of basic
earnings per share                                                170            170

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                              FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 1993

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                             PROFIT AND LOSS ACCOUNT
                        FOR THE YEAR ENDED JUNE 30, 1993


                                                                     NOTE        1993          1992
                                                                                  USD           USD

OPERATING REVENUE                                                      2      530,931       587,767
                                                                              =======       =======

Operating profit/(loss)                                                3       59,129       (22,502)

Income tax (expense)\benefit attributable to operating profit          4      (22,306)        8,270
                                                                              -------       -------

OPERATING PROFIT/(LOSS) AFTER INCOME TAX                                       36,823       (14,232)
                                                                              -------       -------

Retained profits/(losses) at the beginning of the financial year              (17,579)       (3,347)
                                                                              -------       -------

Total available for appropriation                                              19,244       (17,579)
                                                                              -------       -------

Retained profits/(losses) at the end of the financial year                     19,244       (17,579)
                                                                              =======       =======


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                                  BALANCE SHEET
                               AS OF JUNE 30, 1993


                                          NOTE       1993            1992
                                                      USD             USD

CURRENT ASSETS
Cash                                               26,135          80,207
Receivables                                 5      12,054          75,392
Inventories                                 6      12,217          13,555
                                                   ------         -------

TOTAL CURRENT ASSETS                               50,406         169,154
                                                   ------         -------

NON CURRENT ASSETS
Property, plant and equipment               7      41,175           5,690
Other                                       8         408           8,979
                                                   ------         -------

TOTAL NON-CURRENT ASSETS                           41,583          14,669
                                                   ------         -------

TOTAL ASSETS                                       91,989         183,823
                                                   ------         -------

CURRENT LIABILITIES
Creditors and borrowings                    9      48,871         201,700
Provisions                                 10       8,654               -
                                                   ------         -------

TOTAL CURRENT LIABILITIES                          57,525         201,700
                                                   ------         -------

NON-CURRENT LIABILITIES
Creditors and borrowings                    9      10,589               -
Other                                      11       4,980               -
                                                   ------         -------

TOTAL NON-CURRENT LIABILITIES                      15,569               -
                                                   ------         -------

TOTAL LIABILITIES                                  73,094         201,700
                                                   ------         -------

NET ASSETS                                         18,895          17,877
                                                   ======         =======

SHAREHOLDERS EQUITY
Share capital                              12         127             127
Retained profits (accumulated losses)              19,244         (17,579)
Foreign translation reserve                          (476)           (425)
                                                   ------         -------

TOTAL SHAREHOLDERS' EQUITY                         18,895         (17,877)
                                                   ======         =======


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED JUNE 30, 1993


                                                              NOTE         1993
                                                                            USD
CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from trade and other debtors                                   593,671
Payment to trade creditors, other suppliers                            (574,027)
and creditors and employees
Interest received                                                           597
Payment for interest and cost of finance                                 (3,743)
                                                                       --------

NET CASH FLOWS FROM OPERATING ACTIVITIES                       15        16,498
                                                                       --------

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for property, plant and equipment                              (53,135)
                                                                       --------


NET CASH FLOWS FROM INVESTING ACTIVITIES                                (53,135)
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES

Repayment of borrowings                                                 (30,438)
Proceeds from borrowings                                                 15,101
                                                                       --------

NET CASH FLOWS FROM FINANCING ACTIVITIES                                (15,337)

Net increase/(decrease) in cash held                                    (51,974)

Cash at the beginning of the financial year                              80,207

Effect of exchange rate changes on cash                                  (2,098)
                                                                       --------

CASH AT THE END OF THE FINANCIAL YEAR                          15        26,135
                                                                       ========


Comparative cash flows for the year ended 30 June 1992 have not been represented on the basis that it is impractical to prepare such a statement.

The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993


BIO RECOGNITION SYSTEMS PTY LIMITED
NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The principal accounting policies adopted in preparing the financial statements of the Company, Bio Recognition Systems Pty Limited, are stated to assist in a general understanding of these financial statements. These policies have been consistently applied except as otherwise indicated.

      A)  BASIS OF ACCOUNTING

      These accounts are a special purpose financial report which has been prepared for the sole purpose of complying with filing requirements with the US Securities and Exchange commission and must not be used for any other purpose.

      The accounts have been prepared on the basis of historical costs and except where stated do not take into account current valuations of non-current assets.

      The accounts have been prepared in accordance with applicable accounting standards.

      B)  FOREIGN CURRENCY

      Transactions denominated in a foreign currency are converted at the average exchange rate during the year. Foreign currency receivables and payables at balance date are translated at exchange rates at balance date. Exchange gains and losses are brought to account in determining the profit or loss for the year.

      C)  DEPRECIATION AND AMORTISATION OF PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment are depreciated over their estimated useful lives using the straight line method.

      D)  LEASED ASSETS

      Assets acquired under finance leases are included as property, plant and equipment in the balance sheet. Finance leases effectively transfer from the lessor to the lessee substantially all the risks and benefits incidental to ownership of the leased property. Where assets are acquired by means of finance leases, the present value of the minimum lease payments is recognised as an asset at the beginning of the lease term and amortised on a straight line basis over the expected useful life of the leased asset. A corresponding liability is also established and each lease payment is allocated between the liability and finance charge.

      Other leases under which all the risks and benefits of ownership are effectively retained by the lessor are classified as operating leases. Operating lease payments are charged to expense over the period of expected benefit.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993


      E)  EXPENDITURE CARRIED FORWARD

      Research and development costs are charged to expense except where deferred to the extent that such costs are expected by the directors to be recoverable beyond any reasonable doubt. Deferred costs are amortised on a straight line basis from the commencement of the commercial production of the product to which they relate over the period of their expected benefit but not exceeding five years.

      F)  RECEIVABLES

      Trade accounts receivable are carried at amounts due. A provision is raised for any doubtful debts based on a review of all outstanding amounts at balance date. Bad debts are written off during the period in which they are identified.

      G)  EMPLOYEE ENTITLEMENTS

      Liabilities for employees' entitlements to wages and salaries, annual leave, sick leave and other current employee entitlements are accrued at nominal amounts calculated on the basis of current wage and salary rates.

      H)  SERVICE WARRANTIES

      No provision is made for service warranty liabilities as any warranty costs are reclaimable from suppliers.

      I)  INCOME TAX

      Income tax has been brought to account using the liability method of tax effect accounting.

      J)  OPERATING REVENUE

      Sales revenue represents revenue earned from the sale of the company's products and services, net of returns, trade allowances and duties and taxes paid.

      Grant revenue is accounted for on a cash received basis and represents revenue received from Government relating to research and development.

      K)  CASH FLOWS

      For the purpose of the statements of cash flows, cash includes cash on hand and deposits held at call with banks and deposits held at call with non bank entities.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993


                                                                            1993         1992
                                                                             USD          USD

2.    OPERATING REVENUE

      Sales revenue                                                      475,292      587,577

      Other revenue
        Interest revenue                                                     597          190
        Grants received                                                   52,120            -
        Sundry                                                             2,922            -
                                                                         -------      -------

                                                                         530,931      587,767
                                                                         =======      =======

3.    OPERATING PROFIT

      OPERATING PROFIT BEFORE INCOME TAX HAS BEEN DETERMINED AFTER:

      CREDITING
      Net gain on foreign currency transactions                            2,135        2,922

      CHARGING AS AN EXPENSE
      Depreciation                                                         3,678        1,478
      Amortisation on finance leases                                       5,136            -
      Development costs                                                   12,926            -
      Interest and charges attributable to other persons                   2,010        3,724
      Superannuation contributions                                         1,994            -
      Accounting services                                                  4,519        1,676

      Finance charges relating to finance leases                           3,417        6,063
                                                                         =======      =======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993


                                                                                     1993         1992
                                                                                      USD          USD
4.    INCOME TAX

      The amount of income tax attributable to the financial year differs from the amount prima facie payable on the operating profit on the abnormal item, the differences are reconciled as follows:

      PRIMA FACIE INCOME TAX ON THE OPERATING AND ABNORMAL
      PROFIT (AT 39%)                                                               23,060       8,775

      Tax effect of permanent differences which

      INCREASE TAX PAYABLE
      Sundry                                                                           248           -

      REDUCE TAX PAYABLE
      Miscellaneous non-allowable                                                    1,002         505
                                                                                    ------      ------

      Income tax attributable to operating profit                                   22,306       8,270
                                                                                    ======      ======

5.    RECEIVABLES

      Trade debtors                                                                 10,221      56,494
      Other debtors                                                                  1,833      18,898
                                                                                    ------      ------

                                                                                    12,054      75,392
                                                                                    ======      ======

      INVENTORIES

      Finished goods at cost                                                        12,217      13,555
                                                                                    ======      ======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993


7.    PROPERTY, PLANT AND EQUIPMENT

                                                                 ACCUMULATED              WRITTEN DOWN
                                           COST                 DEPRECIATION                  VALUE
                                      1993         1992        1993        1992          1993         1992
                                       USD          USD         USD         USD           USD          USD
      Office equipment              10,869        7,062       3,014       1,578         7,855        5,485
      Furniture and fittings         1,342          270         206          65         1,136          205

      Plant and equipment
      under finance lease           27,186            -      13,970           -        13,216            -

      Development equipment         21,072            -       2,104           -        18,968            -
                                    ------        -----      ------       -----        ------        -----

                                    60,469        7,332      19,294       1,643        41,175        5,690
                                    ======        =====      ======       =====        ======        =====

                                                                                         1993         1992
                                                                                          USD          USD
8.    OTHER ASSETS

      Future Income Tax Benefit                                                           408        8,979
                                                                                       ======      =======


9.    CREDITORS AND BORROWINGS

      CURRENT
      Bank overdraft                                                                      887       25,363
      Creditors and accruals                                                           37,725      138,104
      Lease liabilities                                                                 4,512            -
      Other loans - unsecured                                                           5,747        9,076
      Other loans - secured                                                                 -       29,157
                                                                                       ------      -------

                                                                                       48,871      201,700
                                                                                       ======      =======
      NON-CURRENT
      Lease liabilities                                                                10,589            -
                                                                                       ======      =======


10.   PROVISIONS

      Income tax                                                                        8,654            -
                                                                                       ======      =======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993

                                                                       1993        1992
                                                                        USD         USD
11.   OTHER LIABILITIES

      Deferred Tax                                                    4,980           -
                                                                     ======      ======

12.   SHAREHOLDERS' EQUITY

      Authorised capital
      100,000 ordinary shares of A$1 each                            74,560      74,560
                                                                     ======      ======

      Issued capital
      170 ordinary shares of A$1 each fully paid                        127         127
                                                                     ======      ======


13.   LEASE COMMITMENTS

      Finance lease commitments contracted for at balance date:

      Payable not later than one year                                 6,972           -
      Payable later than one year, not later than two years          11,834           -
      Payable later than two years, not later than five years             -           -
                                                                     ------      ------

      Total minimum lease payments                                   17,918           -
      Deduct future finance changes                                   2,817           -
                                                                     ------      ------

      Lease liability                                                15,101           -
                                                                     ======      ======

      Current liability                                               4,512           -
      Non-current liability                                          10,589           -
                                                                     ------      ------

                                                                     15,101           -
                                                                     ======      ======

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993



14.   RELATED PARTY INFORMATION

      DIRECTORS

      The following directors each held office as a director for the year ended 30 June 1993.

      John Parselle
      Helen Parselle
      Michael Milne Home

                                                                                     1993
                                                                                      USD
      DIRECTORS' REMUNERATION

      Income received or due and receivable by directors from the company          32,803
                                                                                   ======


      The number of directors included in these figures are shown below in their relevant income bands:

      Income of                                                                    NUMBER
      $10,000 to $19,999                                                                2
                                                                                   ======

                                                                                     1993
                                                                                      USD
      DIRECTORS' SUPERANNUATION

      Payments to superannuation funds

      Annual contributions to superannuation funds on behalf of directors           1,128
                                                                                    =====


      OTHER TRANSACTIONS WITH DIRECTORS AND DIRECTOR-RELATED ENTITIES

      During the year the company:

      Paid motor vehicle lease payments on behalf of a director                     5,616
                                                                                    =====


      Loan amount to Helen and John Parselle at interest free terms
      Amount advanced during the year                                               5,750
                                                                                    =====

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1993


                                                                           1993
                                                                            USD
15.  CASH FLOW INFORMATION

      RECONCILIATION OF CASH

      Cash at bank                                                       26,135
                                                                       ========

      RECONCILIATION OF NET CASH FLOWS FROM OPERATING
      ACTIVITIES TO OPERATING PROFIT AFTER INCOME TAX

      Operating profit after income tax                                  36,823

      Depreciation and amortisation                                      17,650
      Increase in income tax payable                                      8,654
      Decrease in Deferred Tax Liability                                  4,980
      Decrease in Future Income Tax Benefit                               8,571
      Changes in assets and liabilities
        (Increase)/decrease in trade debtors                             63,337
        Increase in Inventories                                           1,338
        Increase/(decrease) in creditors and accruals                  (124,855)
                                                                       --------

      Net inflows from operating activities                              16,498
                                                                       ========

                                                                           1993             1992
                                                                            USD              USD
16.   EARNINGS PER SHARE

      Basic earnings per share                                              217              (84)

      Weighted average number of ordinary shares
      on issued used in the calculation of basic
      earnings per share                                                    170              170

                             FINGERSCAN PTY LIMITED
                         UNAUDITED FINANCIAL STATEMENTS
                         FOR THE SIX MONTH PERIOD ENDED
                                DECEMBER 31, 1995

                             FINGERSCAN PTY LIMITED
                         UNAUDITED FINANCIAL STATEMENTS
                             PROFIT AND LOSS ACCOUNT
                FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1995


                                                                    DECEMBER 31, 1995
                                                                             USD

OPERATING REVENUE                                                      1,128,683
                                                                       =========

Operating profit                                                         145,355

Income tax attributable to operating profit                               45,865
                                                                       ---------

OPERATING PROFIT AFTER INCOME TAX                                         99,490
                                                                       ---------

Retained profits at the beginning of the financial period              1,294,693
                                                                       ---------

Total available for appropriation                                      1,394,183
                                                                       ---------

Dividends paid                                                         1,295,675
                                                                       ---------

Retained profits at the end of the financial period                       98,508
                                                                       =========


The accompanying notes form an integral part of these financial statements.

                             FINGERSCAN PTY LIMITED
                         UNAUDITED FINANCIAL STATEMENTS
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 1995


                                                              NOTE           USD
CURRENT ASSETS
Cash                                                                     115,788
Receivables                                                     2        325,651
Inventories                                                     3         54,772
                                                                       ---------

TOTAL CURRENT ASSETS                                                     496,211
                                                                       ---------

NON CURRENT ASSETS
Property, plant and equipment                                   4         19,905
Intangible asset                                                5        890,400
Other                                                           6         27,052
                                                                       ---------

TOTAL NON-CURRENT ASSETS                                                 937,357
                                                                       ---------

TOTAL ASSETS                                                           1,433,568
                                                                       ---------

CURRENT LIABILITIES
Creditors and borrowings                                        7        311,448
Provisions                                                      8          3,270
                                                                       ---------

TOTAL CURRENT LIABILITIES                                                314,718
                                                                       ---------

NON-CURRENT LIABILITIES
Other                                                                          -
                                                                       ---------

TOTAL NON-CURRENT LIABILITIES                                                  -
                                                                       ---------

TOTAL LIABILITIES                                                        314,718
                                                                       ---------

NET ASSETS                                                             1,118,850
                                                                       =========

SHAREHOLDERS EQUITY
Share capital                                                   9             71
Share premium reserve                                                  1,068,115
Retained profits                                                           5,696
Foreign currency translation reserve                                      44,968
                                                                       ---------

TOTAL SHAREHOLDERS' EQUITY                                             1,118,850
                                                                       =========


The accompanying notes form an integral part of the balance sheet.

                             FINGERSCAN PTY LIMITED
                         UNAUDITED FINANCIAL STATEMENTS
                              STATEMENT CASH FLOWS
                FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1995



                                                                            NOTE           1995
                                                                                            USD
CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from trade and other debtors                                                   939,565
Payment to trade creditors, other suppliers and creditors and employees                (903,384)
Interest received                                                                        22,014
 Income tax paid                                                                        (45,800)
                                                                                     ----------

NET CASH FLOWS FROM OPERATING ACTIVITIES                                     10          12,395
                                                                                     ----------

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for property, plant and equipment                                              (25,378)
Payment for monies placed for deposit                                                   (26,507)
                                                                                     ----------

NET CASH FLOWS FROM INVESTING ACTIVITIES                                                (51,885)
                                                                                     ----------

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from share issue                                                             1,110,188
Dividends paid                                                                       (1,295,606)
                                                                                     ----------

NET CASH FLOWS FROM FINANCING ACTIVITIES                                               (185,418)
                                                                                     ----------

NET (DECREASE) IN CASH HELD                                                            (224,908)

CASH AT THE BEGINNING OF THE FINANCIAL YEAR                                             781,794
Effect of exchange rate changes on cash                                                  31,539
                                                                                     ----------

CASH AT THE END OF THE FINANCIAL YEAR                                        10         588,425
                                                                                     ==========

CASH RETAINED BY BIO RECOGNITION SYSTEMS PTY LIMITED                          1         472,637
                                                                                     ==========

CASH RETAINED BY FINGERSCAN PTY LIMITED                                       1         115,788
                                                                                     ==========

                             FINGERSCAN PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1995


FINGERSCAN PTY LIMITED
NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)    Basis of accounting

These accounts are a special purpose financial report which has been prepared for the sole purpose of complying with filing requirements with the US Securities and Exchange commission and must not be used for any other purpose.

On 14 August 1995, Bio Recognition Systems Pty Limited (BRS) sold its rights to its Bio Recognition technology to Fingerscan Pty Limited in which a company owned by 2 directors of BRS have a 51% shareholding. From that date, all trading associated with the Bio Recognition technology was undertaken by Fingerscan.

To fully reflect the underlying trading performance associated with the Bio Recognition technology, for the six month period to 31 December 1995, and for comparability with prior years, the Profit and Loss Account and Statement of Cash Flows have been prepared as if Bio Recognition Systems Pty Limited had continued to trade after 14 August 1995. Accordingly, the trading results of Fingerscan from 14 August 1995 to 31 December 1995 are incorporated in these accounts.

The principal accounting policies adopted in preparing the financial statements are stated to assist in a general understanding of these financial statements. These policies have been consistently applied except as otherwise indicated.

b)    Foreign currency

Transactions denominated in a foreign currency are converted at the average exchange rate during the year. Foreign currency receivables and payables at balance date are translated at exchange rates at balance date. Exchange gains and losses are brought to account in determining the profit or loss for the year.

c)    Depreciation and amortisation of property, plant and equipment

Property, plant and equipment are depreciated over their estimated useful lives using the straight line method.

Profits and losses on disposal of property, plant and equipment are taken into account in determining the profit for the year.

d)    Receivable

Trade accounts receivable are carried at amounts due. A provision is raised for any doubtful debts based on a review of all outstanding amounts at balance date. Bad debts are written off during the period in which they are identified.

e)    Employee entitlements

Liabilities for employees' entitlements to wages and salaries, annual leave, sick leave and other current employee entitlements are accrued at nominal amounts calculated on the basis of current wage and salary rates.

f)    Service warranties

No provision is made for service warranty liabilities as any warranty costs are reclaimable from suppliers.

g)    Provisions

Income tax has been brought to account using the liability method of tax effect accounting.

                             FINGERSCAN PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1995


                                                                                          31 DECEMBER 1995
                                                                                                       USD

2.    RECEIVABLES

      Trade debtors                                                                                275,606
      Other debtors                                                                                 48,516
      Other prepayments                                                                              1,529
                                                                                                   -------

                                                                                                   325,651
                                                                                                   =======

3.    INVENTORIES

      Finished goods at cost                                                                        54,772
                                                                                                   =======

4.    PROPERTY, PLANT AND EQUIPMENT

                                                                    ACCUMULATED               WRITTEN DOWN
                                                 COST              DEPRECIATION                      VALUE
                                          31 DEC 1995               31 DEC 1995                31 DEC 1995
                                                  USD                       USD                        USD

      Office equipment                       11,787                        461                     11,326

      Furniture and fittings                  9,505                        926                      8,579
                                             ------                      -----                     ------

                                             21,292                      1,387                     19,905
                                             ======                      =====                     ======

                                                                                                31 DECEMBER
                                                                                                       1995
                                                                                                        USD
5.    INTANGIBLE ASSETS

      Intellectual property                                                                        890,400
                                                                                                   =======


6.    OTHER ASSETS

      Rental security deposit                                                                       27,052
                                                                                                   =======

                             FINGERSCAN PTY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1995


                                                               31 DECEMBER 1995
                                                                            USD
7.    CREDITORS AND BORROWINGS

      CURRENT
      Trade creditors                                                   264,838
      Other creditors and accruals                                       24,174
      Unearned income                                                    22,436
                                                                       --------

                                                                        311,448
                                                                       ========
8.    PROVISIONS

      Income tax                                                          3,270
                                                                       ========


9.    SHAREHOLDERS' EQUITY

      Authorised capital
      100,000 ordinary shares of A$1 each
      - Fingerscan Pty Limited                                           71,210
                                                                       ========

      Issued capital
      100 ordinary shares of A$1 each fully paid
      - Fingerscan Pty Limited                                               71
                                                                       ========

10.    CASH FLOW INFORMATION

      RECONCILIATION OF CASH

      Cash at bank                                                      585,425
                                                                       ========

      RECONCILIATION OF NET CASH FLOWS FROM OPERATING
      ACTIVITIES TO OPERATING PROFIT AFTER INCOME TAX

      Operating profit after income tax                                  99,490

      Depreciation and amortisation                                       7,778
      Increase in income tax payable                                         65

      Changes in assets and liabilities
        (Increase) in trade debtors                                    (140,071)
        (Increase) in other debtors                                     (71,848)
        (Increase) in prepayments                                        (1,498)
        Increase in loan assets                                         (10,310)
        (Increase) in inventories                                        (7,601)
        Increase in trade and other creditors                           213,505
        (Decrease) in other creditors                                   (60,391)
        (Decrease) in unearned income                                   (16,724)
                                                                       --------

Net inflows/(outflows) from operating activities                         12,395
                                                                       ========

                       BIO RECOGNITION SYSTEMS PTY LIMITED
          UNAUDITED STATEMENT OF OPERATIONS AND STATEMENT OF CASH FLOWS
                         FOR THE SIX MONTH PERIOD ENDED
                                DECEMBER 31, 1994

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                         UNAUDITED FINANCIAL STATEMENTS
                             PROFIT AND LOSS ACCOUNT
                         FOR THE SIX MONTH PERIOD ENDED
                                DECEMBER 31, 1994


                                                                     DECEMBER 31, 1994
                                                                             USD

OPERATING REVENUE                                                      1,630,002
                                                                       =========

Operating profit                                                         503,219

Income tax attributable to operating profit                              166,793
                                                                       ---------

OPERATING PROFIT AFTER INCOME TAX                                        336,426
                                                                       ---------

Retained profits at the beginning of the financial period                 19,244
                                                                       ---------

Total available for appropriation                                        355,670
                                                                       ---------

Retained profits at the end of the financial period                      355,670
                                                                       =========


The accompanying notes form an integral part of these financial statements.

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                         UNAUDITED FINANCIAL STATEMENTS
                             STATEMENT OF CASH FLOW
                         FOR THE SIX MONTH PERIOD ENDED
                                DECEMBER 31, 1994


                                                                            NOTE           1994
                                                                                            USD

CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from trade and other debtors                                                 1,636,856
Payment to trade creditors, other suppliers and creditors and employees              (1,418,005)
Interest received                                                                        14,262
Income tax paid                                                                          (6,953)
                                                                                     ----------

NET CASH FLOWS FROM OPERATING ACTIVITIES                                      1         226,160
                                                                                     ----------

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for property, plant and equipment                                               (9,815)

NET CASH FLOWS FROM INVESTING ACTIVITIES                                                 (9,815)
                                                                                     ----------

NET INCREASE IN CASH HELD                                                               216,345

CASH AT THE BEGINNING OF THE FINANCIAL YEAR                                             195,876
Effect of exchange rate changes on cash                                                  21,781
                                                                                     ----------


CASH AT THE END OF THE FINANCIAL YEAR                                         1         434,002
                                                                                     ==========

                       BIO RECOGNITION SYSTEMS PTY LIMITED
                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                         FOR THE SIX MONTH PERIOD ENDED
                                DECEMBER 31, 1994


                                                                           1994
1.     CASH FLOW INFORMATION                                                USD
RECONCILIATION OF CASH

Cash at bank                                                            434,002
                                                                       ========

RECONCILIATION OF NET CASH FLOWS FROM OPERATING
ACTIVITIES TO OPERATING PROFIT AFTER INCOME TAX

Operating profit after income tax                                       336,426

Depreciation and amortisation                                             6,803
Increase in income tax payable                                          159,824

Changes in assets and liabilities
  (Increase) in trade and other debtors                                (125,003)
  (Increase) in inventories                                             (10,870)
  (Decrease) in trade and other creditors                                  (677)
                                                                       --------

Net inflows from operating activities                                   226,160
                                                                       ========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF IDENTIX INC

FOR THE PURPOSES OF FILINGS WITH THE US SECURITIES AND EXCHANGE COMMISSION BY IDENTIX INC

We have audited the financial statements of Bio Recognition Systems Pty Limited as at June 30 1995, June 30 1994 and June 30 1993 and for each of the three fiscal years in the period ended June 30 1995, all expressed in United States dollars. These financial statements are for the sole purpose of filings with the US Securities and Exchange Commission by Identix Inc. Our responsibility is to express an opinion on these financial statements based on our review.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Bio Recognition Systems Pty Limited at June 30 1995, June 30 1994, and June 30 1993 and the results of its operations and cash flows for each of the three fiscal years in the period ended June 30 1995, in conformity with accounting principles generally accepted in Australia.

Accounting principles generally accepted in Australia vary in certain significant respects from accounting principles generally accepted in the United States. However, the application of the latter would not have had a material impact upon the determination of net profit expressed in United States dollars for each of the three years in the period ended June 30 1995 and the determination of shareholders' equity and financial position also expressed in United States dollars at June 30 1995, June 30 1994 and June 30 1993.

                                                 PRICE WATERHOUSE

                                                 BY: /s/Price Waterhouse

Sydney, Australia
March 25, 1996
                                      55